                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                899,624.14
        Available Funds:
               Contract Payments due and received in this period                                        4,989,324.54
               Contract Payments due in prior period(s) and received in this period                       775,519.31
               Contract Payments received in this period for next period                                  120,173.76
               Sales, Use and Property Tax, Maintenance, Late Charges                                     164,991.85
               Prepayment Amounts related to early termination in this period                             615,310.50
               Servicer Advance                                                                           469,836.93
               Proceeds received from recoveries on previously Defaulted Contracts                              0.00
               Transfer from Reserve Account                                                                5,086.48
               Interest earned on Collection Account                                                        9,928.13
               Interest earned on Affiliated Account                                                          975.44
               Proceeds from repurchase of Contracts per Contribution and Servicing
                    Agreement Section 5.03                                                                      0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                    (Substituted contract < Predecessor contract)                                               0.00
               Amounts paid under insurance policies                                                            0.00
               Any other amounts                                                                                0.00
                                                                                                 --------------------
        Total Available Funds                                                                           8,050,771.08
        Less: Amounts to be Retained in Collection Account                                                881,171.50
                                                                                                 --------------------
        AMOUNT TO BE DISTRIBUTED                                                                        7,169,599.58
                                                                                                 ====================

        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                          0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                       Servicer Advances                                                                  775,519.31
               3.   To Noteholders (For Servicer Report immediately following the
                       Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                                     0.00
                         a) Class A2 Principal (distributed after A1 Note matures)
                               and Interest                                                                     0.00
                         a) Class A3 Principal (distributed after A2 Note matures)
                               and Interest                                                             4,634,742.12
                         a) Class A4 Principal (distributed after A3 Note matures)
                               and Interest                                                               619,968.75
                         b) Class B Principal and Interest                                                 89,754.16
                         c) Class C Principal and Interest                                                179,994.36
                         d) Class D Principal and Interest                                                121,530.86
                         e) Class E Principal and Interest                                                161,269.64

               4.   To Reserve Account for Requirement per Indenture Agreement
                       Section 3.08                                                                             0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account
                       Distribution
                         a) Residual Interest (Provided no Restricting or
                               Amortization Event in effect)                                              191,591.96
                         b) Residual Principal (Provided no Restricting or
                               Amortization Event in effect)                                              142,300.13
                         c)  Reserve Account Distribution (Provided no Restricting
                               or Amortization Event in effect)                                             5,086.48
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                               Earned and Any Other Amounts                                               175,895.42
               7.   To Servicer, Servicing Fee and other Servicing Compensations                           71,946.39
                                                                                                 --------------------
        TOTAL FUNDS DISTRIBUTED                                                                         7,169,599.58
                                                                                                 ====================

                                                                                                 --------------------
        End of Period Collection Account Balance {Includes Payments in Advance
             & Restricting Event Funds (if any)}                                                          881,171.50
                                                                                                 ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                      $2,925,289.09
         - Add Investment Earnings                                                                          5,086.48
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
                 Requirement)                                                                                   0.00
         - Less Distribution to Certificate Account                                                         5,086.48
                                                                                                 --------------------
End of period balance                                                                                  $2,925,289.09
                                                                                                 ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                             $2,925,289.09
                                                                                                 ====================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


         III.   CLASS A NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class A Notes
                          Pool A                                           124,540,710.31
                          Pool B                                            44,293,030.03
                                                                     ---------------------
                                                                                                    168,833,740.34
         Class A Overdue Interest, if any                                            0.00
         Class A Monthly Interest - Pool A                                     797,088.43
         Class A Monthly Interest - Pool B                                     283,485.31

         Class A Overdue Principal, if any                                           0.00
         Class A Monthly Principal - Pool A                                  2,904,655.75
         Class A Monthly Principal - Pool B                                  1,269,481.38
                                                                     ---------------------
                                                                                                      4,174,137.13
         Ending Principal Balance of the Class A Notes
                          Pool A                                           121,636,054.56
                          Pool B                                            43,023,548.65
                                                                     ---------------------

                                                                                                 ------------------
                                                                                                    164,659,603.21
                                                                                                 ==================


         ---------------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000               Ending Principal
         Original Face $257,425,000    Original Face $257,425,000              Balance Factor
               $ 4.197625                               $ 16.214964                  63.964107%
         ---------------------------------------------------------------------------------------


         IV.   CLASS A NOTE PRINCIPAL BALANCE


         Beginning Principal Balance of the Class A Notes
                          Class A1                                                          0.00
                          Class A2                                                          0.00
                          Class A3                                                 73,208,740.34
                          Class A4                                                 95,625,000.00

                                                                            ---------------------

         Class A Monthly Interest                                                                          168,833,740.34
                          Class A1 (Actual Number Days/360)                                 0.00
                          Class A2                                                          0.00
                          Class A3                                                    460,604.99
                          Class A4                                                    619,968.75

                                                                            ---------------------

         Class A Monthly Principal
                          Class A1                                                          0.00
                          Class A2                                                          0.00
                          Class A3                                                  4,174,137.13
                          Class A4                                                          0.00

                                                                            ---------------------
                                                                                                             4,174,137.13
         Ending Principal Balance of the Class A Notes
                          Class A1                                                          0.00
                          Class A2                                                          0.00
                          Class A3                                                 69,034,603.21
                          Class A4                                                 95,625,000.00

                                                                            ---------------------
                                                                                                        ------------------
                                                                                                           164,659,603.21
                                                                                                        ==================



         Class A3
         ---------------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000               Ending Principal
         Original Face $83,000,000     Original Face $83,000,000               Balance Factor
               $ 5.549458                               $ 50.290809                  83.174221%
         ---------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


       V.   CLASS B NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class B Notes
                                    Pool A                                    2,122,212.88
                                    Pool B                                      754,708.83
                                                                     ----------------------
                                                                                                        2,876,921.71

              Class B Overdue Interest, if any                                        0.00
              Class B Monthly Interest - Pool A                                  13,723.64
              Class B Monthly Interest - Pool B                                   4,880.45
              Class B Overdue Principal, if any                                       0.00
              Class B Monthly Principal - Pool A                                 49,511.18
              Class B Monthly Principal - Pool B                                 21,638.89
                                                                     ----------------------
                                                                                                           71,150.07
              Ending Principal Balance of the Class B Notes
                                    Pool A                                    2,072,701.70
                                    Pool B                                      733,069.94
                                                                     ----------------------
                                                                                                ---------------------
                                                                                                        2,805,771.64
                                                                                                =====================


              --------------------------------------------------------------------------------
              Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
              Original Face $4,387,000     Original Face $4,387,000          Balance Factor
                         $ 4.240732                      $ 16.218388               63.956500%
              --------------------------------------------------------------------------------




       VI.   CLASS C NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class C Notes
                                    Pool A                                         4,245,116.94
                                    Pool B                                         1,509,726.47
                                                                          ----------------------
                                                                                                             5,754,843.41

              Class C Overdue Interest, if any                                             0.00
              Class C Monthly Interest - Pool A                                       27,805.52
              Class C Monthly Interest - Pool B                                        9,888.71
              Class C Overdue Principal, if any                                            0.00
              Class C Monthly Principal - Pool A                                      99,022.36
              Class C Monthly Principal - Pool B                                      43,277.77
                                                                          ----------------------
                                                                                                               142,300.13
              Ending Principal Balance of the Class C Notes
                                    Pool A                                         4,146,094.58
                                    Pool B                                         1,466,448.70
                                                                          ----------------------
                                                                                                     ---------------------
                                                                                                             5,612,543.28
                                                                                                     =====================

              --------------------------------------------------------------------------------
              Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
              Original Face $8,775,000     Original Face $8,775,000          Balance Factor
                         $ 4.295639                      $ 16.216539               63.960607%
              --------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


       VII.   CLASS D NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class D Notes
                                    Pool A                                     2,830,077.95
                                    Pool B                                     1,006,484.33
                                                                       ---------------------
                                                                                                         3,836,562.28

              Class D Overdue Interest, if any                                         0.00
              Class D Monthly Interest - Pool A                                   19,669.04
              Class D Monthly Interest - Pool B                                    6,995.07
              Class D Overdue Principal, if any                                        0.00
              Class D Monthly Principal - Pool A                                  66,014.90
              Class D Monthly Principal - Pool B                                  28,851.85
                                                                       ---------------------
                                                                                                            94,866.75
              Ending Principal Balance of the Class D Notes
                                    Pool A                                     2,764,063.05
                                    Pool B                                       977,632.48
                                                                       ---------------------
                                                                                                 ---------------------
                                                                                                         3,741,695.53
                                                                                                 =====================

              --------------------------------------------------------------------------------
              Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
              Original Face $5,850,000     Original Face $5,850,000          Balance Factor
                         $ 4.557968                      $ 16.216538               63.960607%
              --------------------------------------------------------------------------------


       VIII.   CLASS E NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class E Notes
                                    Pool A                                            3,537,943.09
                                    Pool B                                            1,258,259.82
                                                                             ----------------------
                                                                                                                4,796,202.91

              Class E Overdue Interest, if any                                                0.00
              Class E Monthly Interest - Pool A                                          31,487.69
              Class E Monthly Interest - Pool B                                          11,198.51
              Class E Overdue Principal, if any                                               0.00
              Class E Monthly Principal - Pool A                                         82,518.63
              Class E Monthly Principal - Pool B                                         36,064.81
                                                                             ----------------------
                                                                                                                  118,583.44
              Ending Principal Balance of the Class E Notes
                                    Pool A                                            3,455,424.46
                                    Pool B                                            1,222,195.01
                                                                             ----------------------
                                                                                                        ---------------------
                                                                                                                4,677,619.47
                                                                                                        =====================

              --------------------------------------------------------------------------------
              Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
              Original Face $7,313,000     Original Face $7,313,000          Balance Factor
                         $ 5.837030                      $ 16.215430               63.963072%
              --------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002



       IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
              Beginning Residual Principal Balance
                                    Pool A                                           4,247,819.13
                                    Pool B                                           1,510,933.71
                                                                                   ---------------
                                                                                                                     5,758,752.84

              Residual Interest - Pool A                                               156,341.77
              Residual Interest - Pool B                                                35,250.19
              Residual Principal - Pool A                                               99,022.36
              Residual Principal - Pool B                                               43,277.77
                                                                                   ---------------
                                                                                                                       142,300.13
              Ending Residual Principal Balance
                                    Pool A                                           4,148,796.77
                                    Pool B                                           1,467,655.94
                                                                                   ---------------
                                                                                                                ------------------
                                                                                                                     5,616,452.71
                                                                                                                ==================


       X.   PAYMENT TO SERVICER

               - Collection period Servicer Fee                                                                         71,946.39
               - Servicer Advances reimbursement                                                                       775,519.31
               - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       175,895.42
                                                                                                                ------------------
              Total amounts due to Servicer                                                                          1,023,361.12
                                                                                                                ==================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


       XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

       POOL A
                Aggregate Discounted Contract Balance, as defined in Indenture
                   Agreement, at the beginning of the related Collection Period                                   141,523,880.28

                Aggregate Discounted Contract Balance of Additional Contracts
                   acquired during Collection Period                                                                        0.00

                Decline in Aggregate Discounted Contract Balance                                                    3,300,745.17

                Aggregate Discounted Contract Balance, as defined in Indenture                                    ---------------
                   Agreement, at the ending of the related Collection Period                                       138,223,135.11
                                                                                                                  ===============



                Components of Decline in Aggregate Discounted Contract Balance:
                    - Principal portion of Contract Payments  and Servicer Advances              2,712,213.33

                    - Principal portion of Prepayment Amounts                                      588,531.84

                    - Principal portion of Contracts repurchased under Indenture
                         Agreement Section 4.02                                                          0.00

                    - Aggregate Discounted Contract Balance of Contracts that
                         have become Defaulted Contracts during the Collection Period                    0.00

                    - Aggregate Discounted Contract Balance of Substitute
                         Contracts added during Collection Period                                        0.00

                    - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                                   0.00

                                                                                            ------------------
                                Total Decline in Aggregate Discounted Contract Balance           3,300,745.17
                                                                                            ==================


       POOL B
                Aggregate Discounted Contract Balance, as defined in Indenture
                       Agreement, at the beginning of the related Collection Period                                50,333,143.21

                Aggregate Discounted Contract Balance of Additional Contracts
                       acquired during Collection Period                                                                    0.00

                Decline in Aggregate Discounted Contract Balance                                                    1,442,592.48

                Aggregate Discounted Contract Balance, as defined in Indenture                                    ---------------
                       Agreement, at the ending of the related Collection Period                                   48,890,550.73
                                                                                                                  ===============

                Components of Decline in Aggregate Discounted Contract Balance:
                    - Principal portion of Contract Payments  and Servicer Advances              1,414,888.03

                    - Principal portion of Prepayment Amounts                                       27,704.45

                    - Principal portion of Contracts repurchased under Indenture
                       Agreement Section 4.02                                                            0.00

                    - Aggregate Discounted Contract Balance of Contracts that
                       have become Defaulted Contracts during the Collection Period                      0.00

                    - Aggregate Discounted Contract Balance of Substitute
                       Contracts added during Collection Period                                          0.00


                    - Aggregate Discounted Contract Balance of Predecessor
                           Contracts withdrawn during Collection Period                                  0.00

                                                                                            ------------------
                                Total Decline in Aggregate Discounted Contract Balance           1,442,592.48
                                                                                            ==================

                                                                                                                  ---------------
       AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                          187,113,685.84
                                                                                                                  ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
         POOL A

                                                                                                        Predecessor
                                                              Discounted                Predecessor     Discounted
         Lease #    Lessee Name                               Present Value             Lease #         Present Value
         ---------------------------------------------        --------------------      ------------    -----------------------
         3155-007   RADNET MANAGEMENT, INC.                            $188,552.08      1231-033                 $1,243,525.87
         3155-008   RADNET MANAGEMENT, INC.                            $535,706.60      1572-033                   $878,621.70
         3205-002   FOUNTAIN AND PHOENIX DIAGNOSTIC                  $3,111,829.21      2421-001                 $1,711,098.71
         3307-002   OPEN MRI OHIO 2 VENTURES, LLC                      $767,314.06      1046-501                   $639,976.34
         3330-004   OPEN MRI TEXAS VENTURES, LLC                       $756,617.60      1100-503                   $659,108.62
                                                                                        1912-002                   $107,797.25






                                                              ---------------------                     -----------------------
                                                     Totals:         $5,360,019.55                               $5,240,128.49

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $5,240,128.49
         b) ADCB OF POOL A AT CLOSING DATE                                                                    $202,195,615.75
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $1,406,882.21
b)  Total discounted Contract Balance of Substitute Receivables                  $1,523,931.66
c)  If (a) > (b), amount to be deposited in Collection Account per
         Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES    X                NO



         POOL B

                                                                                                               Predecessor
                                                                Discounted                   Predecessor       Discounted
         Lease #        Lessee Name                             Present Value                Lease #           Present Value
         ----------------------------------------------         ---------------------        --------------  -------------------
         3305-001       OPEN MRI IOWA VENTURES, LLC                    $1,004,680.88         1047-501                $77,392.98
                                                                                             1100-504                $93,947.73
                                                                                             1344-026                $17,225.68
                                                                                             1344-029                $63,104.76
                                                                                             1344-030                 $2,292.14
                                                                                             1347-010                 $5,382.42
                                                                                             1347-011               $202,500.53
                                                                                             1347-012               $194,679.35
                                                                                             1791-008                $10,844.23
                                                                                             1791-010                $60,297.19
                                                                                             1791-011                 $9,057.14
                                                                                             1791-012                 $9,708.25
                                                                                             2097-004                $44,783.62
                                                                                             2454-001                $80,861.15
                                                                                             2454-003                $86,291.63
                                                                                             1101-524                $27,639.26
                                                                ---------------------                        -------------------
                                                       Totals:         $1,004,680.88                                $986,008.06


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $986,008.06
         b) ADCB OF POOL B AT CLOSING DATE                                                                       $90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
             APPROVES)                                                                                                    1.09%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
         THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
         FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $986,008.06
b)  Total discounted Contract Balance of Substitute Receivables                           $1,004,680.88
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
          Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES    X                NO

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING

                                                                                                                 Predecessor
                                                                      Discounted                 Predecessor     Discounted
        Lease #     Lessee Name                                       Present Value              Lease #         Present Value
        ------------------------------------------------              ------------------         ------------    ------------------
        2841-002    MEDICAL IMAGING CO., INC.                                $980,724.35         2207-005            $1,326,497.89
        2908-001    ALASE, L.L.C.                                            $131,731.36
        2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.                     $169,739.33
                    CASH                                                      $44,302.85
        1999-004    NAVIX DIAGNOSTIX, INC.                                 $2,985,811.62         1881-005            $2,387,877.73
        3155-007    RADNET MANAGEMENT, INC.                                  $335,553.30         4284-402              $335,553.30
        1504-013    SIGNATURE MEDICAL                                      $1,221,375.67         2557-001            $1,323,430.38
                    CASH                                                     $102,054.71



                                                                      -------------------                      --------------------
                                                             Totals:       $5,971,293.19                             $5,373,359.30

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               5,373,359.30
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                             NO     X




        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                 Discounted                 Predecessor       Discounted
        Lease #     Lessee Name                                  Present Value              Lease #           Present Value
        -----------------------------------------------          ------------------         ------------      ---------------------
        1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.                  $506,250.32         2207-004                  $611,746.22
        1218-020    MEDICAL SERVICES OF AMERICA                         $200,642.43



                                                                 -------------------                           --------------------
                                                        Totals:         $706,892.75                                   $611,746.22

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $611,746.22
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.68%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
        DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                          NO     X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                 AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                               TOTAL OUTSTANDING CONTRACTS
        This Month                                             2,265,204.20          This Month                    187,113,685.84
        1 Month Prior                                          3,432,764.94          1 Month Prior                 191,857,023.49
        2 Months Prior                                         4,614,172.59          2 Months Prior                196,969,645.44

        Total                                                 10,312,141.73          Total                         575,940,354.77

        a) 3 MONTH AVERAGE                                     3,437,380.58          b) 3 MONTH AVERAGE            191,980,118.26

        c) a/b                                                        1.79%


2.      Does a Delinquency Condition Exist (1c > 6%)?
                                                                                 Yes                            No      X
                                                                                     -----------------------      --------------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                    Yes                            No     X
                                                                                     -----------------------      --------------
        B. An Indenture Event of Default has occurred and is then continuing?    Yes                            No     X
                                                                                     -----------------------      --------------

4.      Has a Servicer Event of Default occurred?                                Yes                            No     X
                                                                                     -----------------------      --------------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                         Yes                            No     X
                                                                                     -----------------------      --------------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                 Yes                            No     X
                                                                                     -----------------------      --------------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?  Yes                            No     X
                                                                                     -----------------------      --------------


            6.      Aggregate Discounted Contract Balance at Closing Date        Balance  $  270,243,724.70
                                                                                          -----------------


                    DELINQUENT LEASE SUMMARY

                                Days Past Due                      Current Pool Balance                               # Leases

                                      31 - 60                              4,875,176.48                                     54
                                      61 - 90                              1,894,893.57                                     21
                                     91 - 180                              2,265,204.20                                     16



                    Approved By:
                    Matthew E. Goldenberg
                    Vice President
                    Structured Finance and Securitization